Somerset Exchange Fund





Semi-Annual Report

June 30, 1999




Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.



Printed on post-consumer recycled paper





Somerset Exchange Fund, June 30, 1999


DEAR SHAREHOLDER

US equity markets displayed mixed results during the first quarter of 1999. The unmanaged Standard & Poor's (S&P) 500 Index, whose performance was dominated by a relatively narrow group of large growth companies, posted a total return of +4.98% for the March quarter. However, other market indexes with performance based on a broader spectrum of companies fared far worse. For example, the unmanaged S&P MidCap Index had produced a total return of -6.38% and the unmanaged S&P Small Cap Index posted a return of -9.00%. In this quarter, the Somerset Exchange Fund's equity portfolio declined in value from $117.6 million to $112.3 million, although solid gains were made by stocks in the telecommunications, technology, restaurants and pharmaceuticals sectors. Gainers and losers were nearly evenly split during these three months. For the three months ended March 31, 1999, the Fund had a total return of -4.38%.

During the second quarter of 1999, the Fund's net asset value per share increased sharply, as mid cap and small cap stocks handily outperformed the large cap sector. The Fund's net asset value per share increased from $725.87 to $783.98 during this period, resulting in a total return of +8.01%. For the same period, the S&P 500 Index had a total return of +7.05%; the S&P Mid-Cap had a total return of 14.16%; and the S&P Small Cap Index returned +15.42%.
For the six-month period, the best-performing issues included RCN Corporation (+89.8%), The Cerplex Group, Inc. (+88.2), Trans-Financial Holdings, Inc. (+66.7%), Sunglass Hut International,
Inc. (+63.7%) and MedPartners, Inc. (+57.9%). MedPartners, Inc., formerly the Fund's largest individual holding, advanced 135% from a low of $3.1875 on March 17, 1999 to its closing price of $7.50 on June 30, 1999. Sunglass Hut continued the strong rebound that began in the fourth quarter of 1998, and ended June at an all-time high of $17.1875, an increase of 145.5% over its 1998 year-end price of $7.

While only 28 of the Fund's holdings had negative results for the second quarter, among the worst-performing stocks were Parametric Technology Corporation (-29.8%), Regis Corporation (-27.9%), Compaq Computer Corporation (-25.3%), Pfizer Inc. (-21.4%) and Watson Pharmaceuticals, Inc. (-20.5%). Watson remained the Fund's largest holding, but experienced a decline of 41% off its all-time high of $59.125 on February 2, 1999 to close the June quarter at $36.0625. During this time, its weight in the portfolio was cut from almost 11% of the Fund to its current weight of 6.0%. Watson's decline, coupled with the 29% advance of Motorola, Inc. during the second quarter, pushed Motorola up to the second-largest Fund holding, at 5.65%. Aside from Watson and Motorola, the Fund's most heavily weighted stocks at the end of June were MAXXAM Inc. (3.39%), Pinnacle Systems, Inc. (3.32%), Abbott Laboratories (2.89%), International Business Machines Corporation (2.76%), General Electric Company (2.59%), Washington Mutual, Inc. (2.48%), Jacobs Engineering Group Inc. (2.41%) and UST Inc. (2.41%). Collectively, these ten stocks represented one-third of the Fund's equity portfolio.

The Fund's total return for the first half of 1999 was +3.28%. Based on the Fund's starting net asset value per share of $503.02 on July 11, 1996 (before deduction of offering costs), the Fund's total return since inception through June 30, 1999 was +56.53%. At June 30, 1999, the Fund's net assets stood at $117.85 million, with its common stock portfolio valued at $120.64 million.

Portfolio Matters
During the first half of 1999, several of the Fund's holdings were the targets of acquisitions. Grand Casinos Inc. (61,300 shares) was acquired in a stock-swap by Park Place Entertainment Corporation, with each share of Grand Casinos converting into 1 share of Park Place on January 4, 1999. This resulted in the Fund's new position of 61,300 shares of Park Place. During the second quarter, two of the Fund's positions were removed as a result of cash acquisitions. Georgia-Pacific Corp. (not a Fund holding) acquired Unisource Worldwide, Inc. for $12.00 per share and St. Johns Knits International acquired St. Johns Knits, Inc. for $30.00 per share. The Fund's holding of 5,000 shares of Unisource and 59,954 shares of St. Johns Knits were sent back to the contributing shareholders prior to the completion of these acquisitions. In addition, the Fund's 7,500 shares of Ascend Communications, Inc. were converted into 12,375 shares of Lucent Technologies Inc., which acquired the former company via a stock-swap of 1.65 shares of Lucent for each share of Ascend. The newly issued shares of Lucent combined with the Fund's existing holdings of that company, resulting in its new total of 23,003 shares.

Solectron Corporation split two-for-one on February 25, 1999, increasing the Fund's shares from 19,500 to 39,000; Regis Corporation split three-for-two on March 2, 1999, increasing the Fund's shares from 20,000 to 30,000; and McDonald's Corporation split two-for-one on March 8, 1999, increasing the Fund's shares from 4,255 to 8,510. During the second quarter, AT&T Corp. split three-for-two, increasing the Fund's shares from 8,200 to 12,300. FDX Corporation split two-for-one, increasing the shares from 6,880 to 13,760. Intel Corporation split two-for-one, increasing the Fund's shares from 8,000 to 16,000. International Business Machines Corporation split two-for-one, increasing the Fund's shares from 13,000 to 26,000; Lucent Technologies Inc. split two-for-one, with the Fund's 5,314 shares converting into 10,628 shares; Office Depot, Inc. split three-for-two, with the Fund's 48,000 converting into 72,000 shares; and Pinnacle Systems, Inc. split two-for-one, resulting in a position of 120,000 shares.

One of the Fund's primary sources of income is the quarterly dividend paid by its two preferred stocks, Banesto Holdings 10.50% (476,786 shares with a quarterly dividend of $0.65625 per share) and Indosuez Holdings 10.375% (379,000 shares with a quarterly dividend of $0.64844 per share). The Fund received its regular dividend payments of $312,890.81 for Banesto on March 31, 1999 and June 30, 1999, and the $245,758 payment for Indosuez on April 1, 1999 and July 1, 1999. The Fund also received $285,535 in common stock dividends during the first quarter and $300,394.06 during the second quarter. Between December 31, 1998 and March 31, 1999, the price of the Banesto preferred stock decreased from $31.00 per share to $28.25 per share, while the price of the Indosuez preferred shares decreased from $26.00 per share to $25.00 per share. These declines reflect the continuing weakness in the US bond market, as the yield on the 30-year Treasury bond, which had been below 5.5% in early April, broke through the 6% barrier by late June.



Somerset Exchange Fund, June 30, 1999



At the Fund's inception, we initiated two loans in order to purchase the $24 million in preferred stock as well as pay the Fund's initial expenses. We borrowed $25 million based upon the three-month London Interbank Offered Rate (LIBOR), and $3 million was borrowed on the one-year LIBOR rate. The $25 million loan has been rolled over quarterly since inception. On January 14, 1999, the quarterly rate was reset at 5.6313% (5.0313% plus 0.60% margin), a decrease of 0.3125% from the October 14, 1998 rate, and on April 14, 1999 was reset again at 5.600% (5.0000% plus 0.60% margin), a decline of an additional 0.0313%. The annual loan rate was reset on July 13 at 6.38125% (5.78125% plus 0.60% margin), a decrease of 0.25% from the prior year's annual rate of 6.63125% (6.03125% plus 0.60% margin). Of the original $3 million loan, $2 million had been retired after the Fund's first year of existence, and an additional $500,000 of this loan was repaid on the July 1999 reset, thereby reducing the Fund's indebtedness to the $25,000,000 quarterly loan and the remaining $500,000 annual loan.

Also at inception the Fund entered into a fixed-for-floating rate swap agreement with Goldman Sachs Financial Products (GSFP) on a notional amount of $24 million. The Fund pays a fixed rate of 6.89% (annualized) on the agreement and receives payments based on the prevailing three-month LIBOR rate. At the January 15, 1999 reset of the swap, the rate the Fund received from GSFP decreased to 5.030%, which represented a decrease of 0.318% from the prior rate of 5.348% effective on October 15, 1998. At the April 15, 1999 reset, this rate declined an additional 0.03% to 5.000%. Thus, the interest rate swap is accomplishing its intended objective of insulating the Fund from income-related (but not principal-related) changes in the interest rate being charged on its borrowed funds.

In Conclusion
We thank you for your investment in Somerset Exchange Fund, and we look forward to updating you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager



August 13, 1999




Somerset Exchange Fund, June 30, 1999


SCHEDULE OF INVESTMENT
Common Stock                                                                                Shares        Value     Percent of
Sectors           Industries                            Investments                          Held       (Note 1a)   Net Assets
Basic Materials   Aluminum                  ++MAXXAM Inc.                                    64,000     $  4,128,000    3.5%

                  Chemicals                   E.I. du Pont de Nemours and Company            40,000        2,732,500    2.3

                  Chemicals--Diverse        ++Airgas, Inc.                                   24,000          294,000    0.3

                  Paper & Forest Products     Longview Fibre Company                         29,140          455,312    0.4


Capital Goods     Electrical Equipment      ++AFC Cable Systems, Inc.                        25,000          882,812    0.8
                                              General Electric Company                       27,942        3,157,446    2.7
                                              Honeywell Inc.                                  5,715          662,226    0.6

                  Engineering &             ++Jacobs Engineering Group Inc.                  77,250        2,935,500    2.5
                  Construction

                  Manufacturing               Dover Corporation                              13,800          483,000    0.4

                  Pollution Control           World Fuel Services Corporation                69,000        1,017,750    0.9


Consumer          Auto Parts                  Bandag, Incorporated (Class A)                  6,200          174,375    0.2
Cyclicals

                  Entertainment             ++Pinnacle Systems, Inc.                        120,000        4,035,000    3.4
                                              The Walt Disney Company                        87,000        2,680,687    2.3

                  Hotel/Motel               ++Harrah's Entertainment, Inc.                   40,000          880,000    0.7
                                            ++Park Place Entertainment Corporation           61,300          593,844    0.5

                  Household Furniture         Bassett Furniture Industries,
                  & Appliances                Incorporated                                   12,000          267,000    0.2
                                              Leggett & Platt, Incorporated                  86,000        2,391,875    2.0

                  Leisure Time              ++Lakes Gaming, Inc.                             15,325          167,617    0.1

                  Office Equipment            IKON Office Solutions, Inc.                    10,000          150,000    0.1
                  & Supplies

                  Publishing--Newspaper       The Times Mirror Company (Class A)             11,330          671,303    0.6

                  Restaurants                 Bob Evans Farms, Inc.                          50,000          993,750    0.8
                                              Darden Restaurants, Inc.                       18,605          405,822    0.3
                                              McDonald's Corporation                          8,510          351,569    0.3
                                            ++Rainforest Cafe, Inc.                          22,500          113,906    0.1

                  Retail--General             Casey's General Stores, Inc.                   30,000          450,000    0.4
                  Merchandise

                  Retail--Specialty           Amplicon, Inc.                                125,000        1,750,000    1.5
                                            ++Office Depot, Inc.                             72,000        1,588,500    1.3
                                              Regis Corporation                              30,000          575,625    0.5
                                            ++Sunglass Hut International, Inc.               12,000          206,250    0.2

                  Specialized Services      ++Catalina Marketing Corporation                 23,000        2,116,000    1.8
                                            ++Modis Professional Services, Inc.              30,600          420,750    0.4
                                              Service Corporation International              12,000          231,000    0.2
                                              The ServiceMaster Company                      82,518        1,547,213    1.3

                  Textiles--Apparel           Russell Corporation                            19,900          388,050    0.3
                  Manufacturing


Consumer          Beverages--Soft Drink       The Coca-Cola Company                          13,800          862,500    0.7
Staples                                       Panamerican Beverages, Inc. `A' (US
                                              Registered Shares)                             28,000          666,750    0.6

                  Foods                     ++Agribrands International, Inc.                    600           23,737    0.0
                                              Archer-Daniels-Midland Company                 11,999          185,235    0.2
                                              General Mills, Inc.                             4,000          321,500    0.3
                                              H.J. Heinz Company                             16,200          812,025    0.7
                                              Ralston-Ralston Purina Group                   18,000          547,875    0.5

                  Household Products          The Procter & Gamble Company                   22,162        1,977,959    1.7

                  Retail--Food Chains         Albertson's, Inc.                               7,500          386,719    0.3
                                            ++Safeway Inc.                                   24,000        1,188,000    1.0
                                              Smart & Final Inc.                             60,000          630,000    0.5

                  Tobacco                     Philip Morris Companies Inc.                   41,013        1,648,210    1.4
                                              UST Inc.                                      100,000        2,925,000    2.5


Energy            Oil--International          Exxon Corporation                              33,000        2,545,125    2.2

Somerset Exchange Fund, June 30, 1999

SCHEDULE OF INVESTMENT (continued)
Common Stock                                                                                Shares        Value     Percent of
Sectors           Industries                            Investments                          Held       (Note 1a)   Net Assets
Healthcare        Healthcare--                Abbott Laboratories                            75,370     $  3,429,335    2.9%
                  Diversified                 Johnson & Johnson                              19,600        1,920,800    1.6
                                              Warner-Lambert Company                         16,500        1,144,688    1.0

                  Healthcare--Drugs           Pfizer Inc.                                    20,400        2,238,900    1.9
                                            ++Watson Pharmaceuticals, Inc.                  200,000        7,012,500    6.0

                  Healthcare--HMOs          ++MedPartners, Inc.                             175,000        1,323,437    1.1
                                            ++Mid Atlantic Medical Services, Inc.            21,240          209,745    0.2

                  Healthcare--              ++Apria Healthcare Group Inc.                    39,060          664,020    0.6
                  Miscellaneous             ++Concentra Managed Care, Inc.                   36,145          535,398    0.5
                                            ++Exogen, Inc.                                   35,000           74,375    0.1
                                            ++HEALTHSOUTH Corporation                       113,730        1,698,842    1.4
                                            ++HEARx, Ltd.                                    60,000           26,250    0.0

                  Hospital Management       ++Tenet Healthcare Corporation                   25,000          464,063    0.4

                  Medical Products          ++St. Jude Medical, Inc.                         50,000        1,781,250    1.5


Interest Rate     Banks--Money Center         The Chase Manhattan Corporation                10,000          866,250    0.7
Sensitive
                  Banks--Regional             First Union Corporation                         8,400          394,800    0.3
                                              Northern Trust Corporation                     18,900        1,833,300    1.6
                                              PNC Bank Corp.                                 18,860        1,086,807    0.9
                                              Wells Fargo Company                            21,000          897,750    0.8

                  Financial--                 Bank One Corporation                           38,451        2,290,238    1.9
                  Miscellaneous               Forest City Enterprises, Inc. (Class A)        66,000        1,848,000    1.6
                                              MFN Financial Corporation                         108            1,039    0.0
                                              MFN Financial Corporation (Series A)
                                              (Warrants) (a)                                    126              189    0.0
                                              MFN Financial Corporation (Series B)
                                              (Warrants) (a)                                    126              126    0.0
                                              MFN Financial Corporation (Series C)
                                              (Warrants) (a)                                    126              126    0.0
                                              SLM Holding Corporation                        14,385          659,013    0.6

                  Insurance--Brokers          Marsh & McLennan Companies, Inc.               13,200          996,600    0.8

                  Insurance--Multiline        American International Group, Inc.             11,283        1,320,816    1.1

                  Insurance--Property         The Commerce Group, Inc.                       50,000        1,218,750    1.0

                  Savings & Loan              CCB Financial Corporation                      13,286          702,497    0.6

                                              Washington Mutual, Inc.                        84,672        2,995,272    2.5

Miscellaneous     Miscellaneous             ++Imation Corp.                                     286            7,096    0.0

                                              Minnesota Mining and Manufacturing
                                              Company (3M)                                    2,860          248,641    0.2


Technology        Computer Software         ++Informix Corporation                           13,273          113,235    0.1
                                            ++Parametric Technology Corporation              14,000          194,250    0.2
                                            ++Sungard Data Systems Inc.                      16,200          558,900    0.5

                  Computer Systems          ++3Com Corporation                                6,000          160,125    0.1
                                            ++The Cerplex Group, Inc.                         5,350            4,347    0.0
                                              Compaq Computer Corporation                    31,500          746,156    0.6
                                              Hewlett-Packard Company                        16,000        1,608,000    1.4
                                              International Business Machines
                                              Corporation                                    26,000        3,360,500    2.9

                  Electronics--             ++GenRad, Inc.                                   25,000          520,312    0.4
                  Instruments

                  Electronics--               Intel Corporation                              16,000          952,000    0.8
                  Semiconductors              Motorola, Inc.                                 31,500        2,984,625    2.5
                                            ++Solectron Corporation                          39,000        2,600,813    2.2

                  Telecommunications          AT&T Corp.                                     12,300          686,494    0.6
                                              Lucent Technologies Inc.                       23,003        1,551,265    1.3
                                            ++MCI WorldCom Inc.                              19,269        1,657,134    1.4
                                            ++NCR Corporation                                   512           24,992    0.0


Telecommuni-      Utilities--                 ALLTEL Corporation                             35,000        2,502,500    2.1
cations           Telecommunications        ++Commonwealth Telephone Enterprises,
                                              Inc. (Class B)                                 23,333          950,820    0.8
                                            ++RCN Corporation                                70,000        2,913,750    2.5
                                              Telephone and Data Systems, Inc.               11,300          825,606    0.7


Somerset Exchange Fund, June 30, 1999


SCHEDULE OF INVESTMENT (concluded)
Common Stock                                                                             Shares Held/     Value     Percent of
Sectors           Industries                            Investments                      Face Amount    (Note 1a)   Net Assets
Transportation    Truckers                  ++FDX Corporation                                13,760     $    746,480    0.6%
                                            ++TransFinancial Holdings, Inc.                  34,221          171,105    0.1


Utilities         Utilities--Electric       ++Citizens Utilities Company (Class B)           26,637          296,337    0.3

                                              Total Investments in Common Stock                          120,639,976  102.4


Preferred Stock   Banks--Foreign              Banesto Holdings (10.50%, Series A)*          476,786       13,469,204   11.4
                                              Indosuez Holdings (10.375%, Series A)*        379,000        9,475,000    8.0

                                              Total Investments in Preferred Stock                        22,944,204   19.4


Short-Term        Commercial Paper**          General Motors Acceptance Corp.,
Securities                                    5.63% due 7/01/1999                          $798,000          797,875    0.7

                                              Total Investments in Short-Term Securities                     797,875    0.7


                                              Total Investments, at Value                                144,382,055  122.5

                                              Interest Rate Swaps                                           (454,560)  (0.4)

                                              Liabilities in Excess of Other Assets                      (26,082,286) (22.1)
                                                                                                        ------------  ------
                                              Net Assets                                                $117,845,209  100.0%
                                                                                                        ============  ======





(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 ++Non-income producing security.
  *The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

   See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1999


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (cost--$99,592,353) (Note 1a)                                     $144,382,055
                    Dividends receivable                                                                         624,738
                    Prepaid expenses and other assets                                                              1,824
                                                                                                            ------------
                    Total assets                                                                             145,008,617
                                                                                                            ------------

Liabilities:        Loans (Note 5)                                                                            26,000,000
                    Interest rate swaps, at value (Notes 1b & 3)                                                 454,560
                    Payables:
                      Interest on loans (Note 5)                                           $    365,906
                      Investment adviser (Note 2)                                               174,420
                      Interest rate swap contracts (Notes 1b & 3)                                93,133
                      Administrator (Note 2)                                                     58,140          691,599
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        17,249
                                                                                                            ------------
                    Total liabilities                                                                         27,163,408
                                                                                                            ------------

Net Assets:         Net assets                                                                              $117,845,209
                                                                                                            ============

Net Assets          Capital stock                                                                           $ 74,376,585
Consist of:         Undistributed investment income--net                                                         890,763
                    Accumulated realized capital losses on investments--net                                   (1,757,281)
                    Unrealized appreciation on investments--net                                               44,335,142
                                                                                                            ------------
                    Net assets--Equivalent to $783.98 per share based on 150,317
                    shares of beneficial interest outstanding                                               $117,845,209
                                                                                                            ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1999


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1999
Investment          Dividends (net of $18,432 foreign withholding tax)                                      $  1,703,227
Income (Note 1d):   Discount earned                                                                               17,255
                                                                                                            ------------
                    Total income                                                                               1,720,482
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                         $    741,030
                    Investment advisory fees (Note 2)                                           341,069
                    Interest rate swap expense (Notes 1b & 3)                                   217,720
                    Organization expenses (Note 1e)                                             154,506
                    Administrative fees (Note 2)                                                113,690
                    Professional fees                                                            64,532
                    Trustees' fees and expenses                                                   6,582
                    Borrowing costs (Note 5)                                                      4,525
                    Printing and shareholder reports                                              1,087
                    Other                                                                         1,036
                                                                                           ------------
                    Total expenses                                                                             1,645,777
                                                                                                            ------------
                    Investment income--net                                                                        74,705
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,015,822)
Unrealized          Change in unrealized appreciation on investments--net                                      4,699,574
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,758,457
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the
                                                                                           Six Months         For the
                                                                                             Ended           Year Ended
                                                                                            June 30,        December 31,
Increase (Decrease) in Net Assets:                                                            1999              1998
Operations:         Investment income--net                                                 $     74,705     $    497,766
                    Realized loss on investments--net                                        (1,015,822)        (600,802)
                    Change in unrealized appreciation on investments--net                     4,699,574       10,716,120
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,758,457       10,613,084
                                                                                           ------------     ------------

Distributions to    Investment income--net                                                     (248,253)        (232,671)
Shareholders        Realized gain on investments--net                                            (7,257)              --
(Note 1f):                                                                                 ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                            (255,510)        (232,671)
                                                                                           ------------     ------------

Beneficial          In-kind redemption of beneficial interest                                (1,753,388)        (580,451)
Interest                                                                                   ------------     ------------
Transactions
(Note 4):

Net Assets:         Total increase in net assets                                              1,749,559        9,799,962
                    Beginning of period                                                     116,095,650      106,295,688
                                                                                           ------------     ------------
                    End of period*                                                         $117,845,209     $116,095,650
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    890,763     $  1,064,311
                                                                                           ============     ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1999

STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 1999
Cash Provided       Net increase in net assets resulting from operations                                    $  3,758,457
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Decrease in receivables                                                                     32,598
                      Decrease in other assets                                                                   154,506
                      Increase in payables                                                                        33,449
                      Realized and unrealized gain on investments--net                                        (3,683,752)
                      Amortization of discount                                                                   (17,192)
                                                                                                            ------------
                    Net cash provided by operating activities                                                    278,066
                                                                                                            ------------

Cash Used for       Proceeds from sales and maturities of short-term investments                              88,287,000
Investing           Purchases of short-term investments                                                      (88,310,113)
Activities:                                                                                                 ------------
                    Net cash used for investing activities                                                       (23,113)
                                                                                                            ------------

Cash Used for       Distributions paid to shareholders                                                          (255,510)
Financing                                                                                                   ------------
Activities:         Net cash used for financing activities                                                      (255,510)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                            (557)
                    Cash at beginning of period                                                                      557
                                                                                                            ------------
                    Cash at end of period                                                                   $         --
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $    731,693
Information:                                                                                                ============

Non-Cash            In-kind redemption of beneficial interest                                               $  1,753,388
Financing                                                                                                   ============
Activities:

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1999

FINANCIAL HIGHLIGHTS
                                                                              For the                           For the
                                                                                Six                             Period
The following per share data and ratios have been derived                     Months            For the        July 11,
from information provided in the financial statements.                         Ended           Year Ended      1996++ to
                                                                              June 30,        December 31,     Dec. 31,
Increase (Decrease) in Net Asset Value:                                         1999       1998         1997      1996
Per Share           Net asset value, beginning of period                      $ 760.86   $ 692.47    $ 516.04   $ 503.02
Operating           Capital charge resulting from issuance of shares                --         --          --      (3.02)
Performance:                                                                  --------   --------    --------   --------
                    Net asset value, beginning of period, net of
                    capital charges                                             760.86     692.47      516.04     500.00
                                                                              --------   --------    --------   --------
                    Investment income--net                                         .58       3.29        3.18       2.01
                    Realized and unrealized gain on investments--net
                    (including discount for restricted securities)               24.22      66.62      173.25      14.03
                                                                              --------   --------    --------   --------
                    Total from investments operations                            24.80      69.91      176.43      16.04
                                                                              --------   --------    --------   --------
                    Less distributions:
                      Investment income--net                                     (1.63)     (1.52)         --         --
                      Realized gain on investments--net                          (0.05)        --          --         --
                                                                              --------   --------    --------   --------
                    Total distributions                                          (1.68)     (1.52)         --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $ 783.98   $ 760.86    $ 692.47   $ 516.04
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           3.28%+++  10.10%      34.19%      2.59%+++
Return:                                                                       ========   ========    ========   ========
                    Based on net asset value, net of capital charge              3.28%+++  10.10%      34.19%      3.21%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, excluding interest expense                         1.21%*      .94%        .94%      1.05%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     2.90%*     2.71%       3.13%      3.78%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                        .13%*      .46%        .53%       .87%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $117,845   $116,096    $106,296   $ 79,315
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                            .00%       .00%        .00%       .00%
                                                                              ========   ========    ========   ========

Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands)                                     $ 26,000   $ 26,000    $ 26,000   $ 28,000
                                                                              ========   ========    ========   ========
                    Average amount of borrowings outstanding during
                    the period (in thousands)                                 $ 26,000   $ 26,000    $ 27,047   $ 28,000
                                                                              ========   ========    ========   ========
                    Average amount of borrowings per share during
                    the period                                                $ 170.76   $ 169.72    $ 175.89   $ 182.17
                                                                              ========   ========    ========   ========

                  ++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company that makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by Merrill Lynch Asset Management, L.P. ("MLAM") or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.


Somerset Exchange Fund, June 30, 1999


(d) Security transactions and investment income--Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $154,506 were expensed on January 1, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(f) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of 0.60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of 0.20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust agrees to provide information and advice relating to securities valuation and portfolio activities. For such services, MLAM pays US Trust a quarterly fee of 0.05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLAM pays to US Trust a quarterly fee of 0.15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, or US Trust.

3. Investments:
Net realized losses for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:


                                   Realized       Unrealized
                                    Losses      Gains (Losses)

Long-term investments             $(1,015,822)   $44,789,702
Interest rate swaps                        --       (454,560)
                                  -----------    -----------
Total                             $(1,015,822)   $44,335,142
                                  ===========    ===========


The Fund has entered into the following interest rate swaps as of June 30, 1999:


                Interest Received       Interest Paid
Notional      Current                 Current            Expiration
Amount          Rate        Type        Rate     Type       Date

$24,000,000      5.0%     Variable*     6.89%    Fixed    7/15/2001

[FN]
*3-month LIBOR at reset date.


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $111,624,515, all of which related to appreciated securities. The aggregate cost of investments at June
30, 1999 for Federal income tax purposes was $32,757,540.

4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by approximately 2,267 and 919 for the six months ended June 30, 1999 and the year ended
December 31, 1998, respectively, as a result of in-kind redemptions.

5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the six months ended June 30, 1999, the average amount borrowed was $26,000,000 and the daily weighted average interest rate was 5.75%. For the six months ended June 30, 1999, facility and commitment fees aggregated approximately $4,500.


Somerset Exchange Fund, June 30, 1999


THE BENEFITS AND RISKS OF LEVERAGING

Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements that could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.


Somerset Exchange Fund, June 30, 1999


OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann

Officers
Terry K. Glenn, President
Robert C. Doll, Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP